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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                Current Report
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest event reported):  December 15, 1999


                      BAY VIEW SECURITIZATION CORPORATION
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               (Exact name of registrant as specified in charter)


           Delaware                                333-16233                                  93-1225376
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State or other jurisdiction of               (Commission File No.)               (I.R.S. Employer Identification No.)
incorporation or organization

                        c/o Bay View Bank
                        1840 Gateway Drive
                      San Mateo, California                                                      94404
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              Address of principal executive offices                                           Zip Code

                         Registrant's telephone number, including area code:  (650) 573-7310

                         2121 So. El Camino Real, San Mateo, California 94403, (415) 573-7310
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                 (Former name, former address, and former fiscal year, if changed since last report)
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Item 7.  Financial Statements, Pro forma Financial Information and Exhibits

Exhibit 99.1   Monthly Servicer's Report dated November 30, 1999


                                   Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on behalf of Bay View
Securitization Corporation by the undersigned thereunto duly authorized.

                                           BAY VIEW 1997 RA-1 AUTO TRUST
                                       BY: BAY VIEW SECURITIZATION CORPORATION
                                           ORIGINATOR OF TRUST


Dated:  December 23, 1999              By: /s/ David A. Heaberlin
                                           -------------------------------------
                                           David A. Heaberlin
                                           Treasurer and Chief Financial Officer


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